UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2015

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On July 2, 2015, Provectus Biopharmaceuticals, Inc. (the “Company”) issued a press release (the “ESMO Press Release”) announcing that data from its phase 1 study of PV-10, the Company’s novel investigational drug for cancer (“PV-10”), for chemoablation of hepatocellular carcinoma and cancer metastatic to the liver was presented at the ESMO 17th World Congress on Gastrointestinal Cancer. A copy of the ESMO Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On July 2, 2015, the Company issued a press release (the “Boehringer Press Release”) announcing that it has signed a Letter of Intent (the “LOI”) with Boehringer Ingelheim (China) Investment Co. Ltd. (“Boehringer”). The purpose of the LOI is to lay a foundation for the Company and Boehringer to collaborate in bringing PV-10 to market in mainland China, Hong Kong and Taiwan. Maxim Group LLC acted as strategic advisor to the Company in structuring and negotiating the LOI. A copy of the Boehringer Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	ESMO Press Release, dated July 2, 2015

99.2	Boehringer Press Release, dated July 2, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2015

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	ESMO Press Release, dated July 2, 2015

99.2	Boehringer Press Release, dated July 2, 2015